                                                                    Exhibit 99.2

                             JOINT FILER INFORMATION

Name:                       Draper Fisher Partners IV, LLC

Address:                    2882 Sand Hill Road, Suite 150
                            Menlo Park, CA 94025

Relationship to Issuer:     10% owner of issuer because of voting power of
                            Timothy C. Draper, John H.N. Fisher and Stephen
                            T. Jurvetson over Draper Fisher Partners IV, LLC.
                            Messrs.  Draper, Fisher and Jurvetson are managing
                            members of Draper Fisher Partners IV, LLC, a
                            side-by-side  fund of Draper  Fisher  Associates
                            Fund IV, L.P.

Designated Filer:           Draper Fisher Associates Fund IV, L.P.

Issuer and Ticker Symbol:   Digital Impact, Inc.  (NASDAQ:DIGI)

Date of Event Requiring
Statement:                  January 27, 2005

January 27, 2005                        Draper Fisher Partners IV, LLC
----------------------------
Date

                                        By: /s/ Timothy C. Draper
                                            -------------------------------------
                                            Timothy C. Draper
                                            Managing Member

                                        By: /s/ John H. N. Fisher
                                            -------------------------------------
                                            John H. N. Fisher
                                            Managing Member

                                        By: /s/ Stephen T. Jurvetson
                                            ------------------------------------
                                            Stephen T. Jurvetson
                                            Managing Member

The reporting person disclaims  beneficial  ownership of the reported securities except to the extent of its pecuniary interest therein.